UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2014

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 9, 2014, Athlon Energy Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, that the Company had entered into three purchase and sale agreements with five unrelated third-party sellers to acquire certain producing properties and undeveloped acreage for an aggregate purchase price of $873 million in cash, subject to customary purchase price adjustments in the oil and natural gas industry.   This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include: (1) the audited consolidated financial statements of Hibernia Energy, LLC as of and for the year ended December 31, 2013 and (2) the unaudited pro forma financial statements of the Company as of and for the year ended December 31, 2013.  No other amendments to the Initial Report are being made by the Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Hibernia Energy, LLC as of and for the year ended December 31, 2013, are included as Exhibit 99.1 to the Amendment.

The audited Schedules of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Hibernia Holdings, LLC and Piedra Energy II, LLC for the year ended December 31, 2013, were included as Exhibits 99.2 and 99.3, respectively, to the Initial Report.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company as of and for the year ended December 31, 2013, are included as Exhibit 99.4 to the Amendment.

(d) Exhibits.

99.1	Audited Consolidated Financial Statements of Hibernia Energy, LLC as of and for the year ended December 31, 2013.

99.2

Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Hibernia Holdings, LLC for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2014).

99.3

Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2014).

99.4	Unaudited pro forma financial statements of the Company as of and for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: April 11, 2014	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President–Chief Financial Officer and
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Hibernia Energy, LLC as of and for the year ended December 31, 2013.

99.2

Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Gas Properties of Hibernia Holdings, LLC for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2014).

99.3

Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2014).

99.4	Unaudited pro forma financial statements of the Company as of and for the year ended December 31, 2013.